EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Rocket Lab Corporation (the “Company”) for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to their knowledge:
1)the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2026	By:	/s/ Peter Beck
Peter Beck
President and Chief Executive Officer (Principal Executive Officer)

Date: February 26, 2026	By:	/s/ Adam Spice
Adam Spice
Chief Financial Officer (Principal Financial Officer)